ARK ETF TRUST

ARK DIET Q1 Buffer ETF (ARKD)

ARK DIET Q2 Buffer ETF (ARKI)

ARK DIET Q3 Buffer ETF (ARKE)

ARK DIET Q4 Buffer ETF (ARKT)

Supplement dated July 1, 2026 to the

Prospectus and Summary Prospectuses for the ARK ETF Trust

(the “Trust”), each dated September 25, 2025

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus with respect to each of the following series of the Trust: ARK DIET Q1 Buffer ETF, ARK DIET Q2 Buffer ET, ARK DIET Q3 Buffer ETF and ARK DIET Q4 Buffer ETF (each, a “Fund”, and together, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

As described in each Fund’s Summary Prospectus and the Funds’ Prospectus, the participation rate (i.e., the rate of participation in the upside share price return of the ARK Innovation ETF after the Hurdle) for a given Outcome Period is determined prior to each Outcome Period by the Sub-Adviser.

A new Investment Period for the ARK DIET Q3 Buffer ETF began as of July 1, 2026, and will end on June 30, 2027. A table stating the participation rate for the current Outcome Period for each Fund is set forth below.

	Outcome Period Start	Outcome Period End	Participation Rate (before Fund fees and expenses)	Participation Rate (after Fund fees and expenses)
ARK DIET Q1 Buffer ETF (ARKD)	January 2, 2026	December 31, 2026	61.75%	61.20%

ARK DIET Q2 Buffer ETF (ARKI)	April 1, 2026	March 31, 2027	63.64%	63.07%

ARK DIET Q3 Buffer ETF (ARKE)	July 1, 2026	June 30, 2027	62.48%	61.92%

ARK DIET Q4 Buffer ETF (ARKT)	October 1, 2025	September 30, 2026	63.72%	63.15%

Please retain this supplement for future reference.